UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2017

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2017, Amyris, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) for the following purposes:

•	To elect the four Class I directors nominated by the Company’s Board of Directors (the “Board”) to serve on the Board for a three-year term (“Proposal 1”).

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal 2”).

•	To approve, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2017 (the “stockholder say-on-pay vote”) (“Proposal 3”).

•	To hold a non-binding advisory vote regarding the frequency of future stockholder say-on-pay votes (every one, two or three years) (“Proposal 4”).

•	To re-approve the performance factors set forth in the Company’s 2010 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code (“Proposal 5”).

•	To approve an amendment to the Company’s certificate of incorporation to effect, at the discretion of the Board, a fifteen-to-one reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (“Proposal 6”).

•	Subject to the approval of Proposal 6, to approve an amendment to the Company’s certificate of incorporation to effect, at the discretion of the Board, a reduction in the total number of authorized shares of Common Stock from 500,000,000 to 250,000,000 (“Proposal 7”).

•	To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The following Class I directors listed in Proposal 1 were elected to the Board based on the following votes:

	For	Withhold	Broker Non-Vote
Geoffrey Duyk	175,083,068	2,267,389	61,967,738
Carole Piwnica	176,071,043	1,279,414	61,967,738
Fernando Reinach	176,845,139	505,318	61,967,738
HH Sheikh Abdullah bin Khalifa Al Thani	120,261,357	57,089,100	61,967,738

Proposal 2 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
236,781,530	508,400	2,028,265	--

Proposal 3 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
176,016,027	1,194,730	139,700	61,967,738

The “every three years” option in Proposal 4 was approved by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
58,524,756	10,441,007	107,916,444	468,250	61,967,738

Proposal 5 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
174,827,146	2,143,500	379,811	61,967,738

Proposal 6 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
219,285,869	15,800,440	417,135	--

Proposal 7 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
175,848,276	1,279,895	222,286	61,967,738

No further business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 25, 2017	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer